UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 15, 2019

PETROSHARE CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-37943	46-1454523
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry Into a Material Definitive Agreement

On January 15, 2019, PetroShare Corp. (the "Company"), entered into a purchase and sale agreement (the "Purchase Agreement") with an independent third party ("Buyer). The Purchase Agreement provides for the sale by the Company of certain oil and natural gas interests in the Wattenberg Field of Colorado (“Sale”). The assets proposed to be sold by the Company consist primarily of the Company’s interest in all non-operated horizontal wells in which the Company has an interest. The Sale does not include any of the Company’s interest in the operated wells comprising its Shook Pad. The aggregate consideration payable to the Company for the Sale will be $16.5 million in cash, subject to purchase price adjustments, including but not limited to adjustments for certain title, environmental defects and casualty losses asserted prior to the closing. The Sale has an effective date of January 1, 2019 and closing is scheduled for February 25, 2019.

The Purchase Agreement provides that the Buyer may conduct due diligence to assess the aggregate dollar value of any title and environmental defects, preferential purchase rights and certain consents. If the value of these matters exceeds 15% of the purchase price, each party has the right to decline to close. Except for its termination right, its remedy for a breach of the Company's special warranty of title and its remedy for a breach by the Company of certain limited representations, indemnifications and interim period covenants, Buyer's exclusive remedy for title matters and environmental matters will be handled through a title or environmental defect mechanism.

Each party's separate obligation to consummate the Sale is conditioned upon, among other things, (i) confirmation of the counterparty's representations and warranties as of the closing, (ii) the counterparty's performance, in all material respects, of all covenants contained in the Purchase Agreement, (iii) the absence of material legal matters prohibiting the Sale, (iv) the purchase price condition described above, and (v) the counterparty being ready to deliver the closing deliverables. The Company's obligation to consummate the Sale is further conditioned upon the Company obtaining a consent to the Sale under its secured credit agreement. There is no financing contingency for the Buyer.

If the Purchase Agreement is terminated by the Company as a result of Buyer's willful breach of the Purchase Agreement, and certain other conditions are met, then the Company will be entitled to damages in an amount equal to five percent of the Sale price. If the Purchase Agreement is terminated by Buyer as a result of the Company’s willful breach of the Purchase Agreement, Buyer will be entitled to seek all remedies available at law and in equity, including specific performance of the Company to consummate the Sale.

The Purchase Agreement contains representations, warranties and covenants customary for a transaction of this nature. The parties have agreed to indemnify each other from certain losses resulting from breach of representations, warranties, or covenants contained in the Purchase Agreement, subject to limitations and survival periods. The Purchase Agreement also contains mutual pre-closing covenants, including the obligation of the Company to conduct its business in all material respects in the usual, regular and ordinary manner consistent with its past practices and to refrain from taking certain specified actions without the consent of Buyer.

The Purchase Agreement is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement, including the allocation of risk between the parties, and as of specific dates, were solely for the benefit of the parties, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement.

Cautionary Statement

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as "anticipates," "believes," "forecasts," "plans," "estimates," "expects," "should," "will" or other similar expressions. Such statements are based on management's current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. These forward-looking statements include, but are not limited to, statements regarding the total consideration to be received by the Company and the timing of the closing of the Sale. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, but not limited to: (i) the occurrence of any event, change or other circumstance that could delay the transaction or give rise to the termination of the Purchase Agreement related thereto; (ii) the outcome of any legal proceedings that may be instituted against the Company following announcement of the transaction; (iii) the inability to complete the transaction due to the failure to satisfy conditions to closing in the Purchase Agreement; (iv) the risk that the proposed transaction disrupts the Company's current plans and operations as a result of the announcement of the transaction, including the distraction of the Company's management and employees; (v) costs related to the transaction; (vi) changes in applicable laws or regulations; and (vii) the possibility that the Company or the Buyer may be adversely affected by other economic, business and/or competitive factors; and the other risks discussed in the Company's periodic filings with the Securities and Exchange Commission (“SEC”), including the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed with the SEC. The Company undertakes no obligation to publicly correct or update the forward-looking statements in this news release, in other documents, or on the website to reflect future events or circumstances. All such statements are expressly qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROSHARE CORP.

Date: January 22, 2019	By:	/s/ Paul Maniscalco
Paul D. Maniscalco, Chief Financial Officer

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